ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:    AUGUST 1, 2001 - AUGUST 31, 2001
                      --------------------------------

SETTLEMENT DATE:      17-SEP-01
                      --------------------------------

A.     SERIES INFORMATION:

       Advanta Equipment Leasing Receivables Series 2000-1 LLC
       SERIES 2000-1

I.     AGGREGATE CONTRACT PRINCIPAL BALANCE:

       (a.)      Beginning Aggregate Contract Principal Balance ..................................................  $ 229,026,843.66
                                                                                                                    ----------------
       (b.)      Contract Principal Balance of all Collections allocable to Contracts ............................  $  10,682,279.31
                                                                                                                    ----------------
       (c.)      Contract Principal Balance of Charged-Off Contracts .............................................  $   2,023,525.41
                                                                                                                    ----------------
       (d.)      Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date .........  $ 216,321,038.94
                                                                                                                    ----------------


                 BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
       (e.)      Class A Principal Balance as of this
                 Settlement Date (Class A Note Factor)       0.4533474                                              $ 149,231,545.48
                                                             ---------                                              ----------------
       (e1.)     Ending Class A-1 Principal Balance          0.0073892            $   1,339,545.48
                                                             ---------            ----------------
       (e2.)     Ending Class A-2 Principal Balance          1.0000000            $  63,269,000.00
                                                             ---------            ----------------
       (e3.)     Ending Class A-3 Principal Balance          1.0000000            $  84,623,000.00
                                                             ---------            ----------------
       (f.)      Ending Class B Principal Balance as of this
                 Settlement Date (Class B Note Factor)       0.4533473                                              $  12,791,194.43
                                                             ---------                                              ----------------
       (g.)      Ending Class C Principal Balance as of this
                 Settlement Date (Class C Note Factor)       0.4533475                                              $   8,527,465.57
                                                             ---------                                              ----------------
       (h.)      Ending Class D Principal Balance as of this
                 Settlement Date (Class D Note Factor)       0.4533472                                              $   4,263,730.00
                                                             ---------                                              ----------------
       (i.)      Ending Class E Principal Balance as of this
                 Settlement Date (Class E Note Factor)       0.4600093                                              $  10,815,738.63
                                                             ---------                                              ----------------
       (j.)      Ending Class F Principal Balance as of this
                 Settlement Date (Class F Note Factor)       0.4600095                                              $  28,122,459.65
                                                             ---------                                              ----------------



II.              COMPLIANCE RATIOS:

       (a.)      Aggregate Contract Balance Remaining ("CBR") of all Contracts .................................... $ 241,740,199.67
                                                                                                                    ----------------

       (b.)      CBR of Contracts 1 - 30 days delinquent .......................................................... $  26,182,806.86
                                                                                                                    ----------------
       (c.)      % of Delinquent Contracts 1 - 30 days as of the related Calculation Date .........................           10.83%
                                                                                                                    ----------------

       (d.)      CBR of Contracts 31 - 60 days delinquent ......................................................... $   8,254,647.30
                                                                                                                    ----------------
       (e.)      % of Delinquent Contracts 31 - 60 days as of the related Calculation Date ........................            3.41%
                                                                                                                    ----------------

       (f.)      CBR of Contracts 61 - 90 days delinquent ......................................................... $   5,291,754.54
                                                                                                                    ----------------
       (g.)      % of Delinquent Contracts 61- 90 days as of the related Calculation Date .........................            2.19%
                                                                                                                    ----------------

       (h.)      CBR of Contracts > 91 days delinquent ............................................................ $   4,823,407.89
                                                                                                                    ----------------
       (i.)      % of Delinquent Contracts > 91 days as of the related Calculation Date ...........................            2.00%
                                                                                                                    ----------------

       (j1.)     % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................            7.60%
                                                                                                                    ----------------
       (j2.)     Month 2:                 Jul-01 ..................................................................            8.44%
                                          ------                                                                    ----------------
       (j3.)     Month 3:                 Jun-01 ..................................................................            8.27%
                                          ------                                                                    ----------------
       (j4.)     Three month rolling average % of Delinquent Contracts 31 days or more ............................            8.10%
                                                                                                                    ----------------

       (k1.)     Net Charge-Off % for the related Collection Period (annualized 30/360) ...........................            7.49%
                                                                                                                    ----------------
       (k2.)     Month 2:                 Jul-01 ..................................................................            8.38%
                                          ------                                                                    ----------------
       (k3.)     Month 3:                 Jun-01 ..................................................................           10.16%
                                          ------                                                                    ----------------
       (k4.)     Three month rolling average % for Defaulted Contracts ............................................            8.68%
                                                                                                                    ----------------

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
       (l1.)     Cumulative Net Loss Percentage ...................................................................          5.6113%
                                                                                                                    ----------------
       (l2.)     Does the Cumulative Net Loss % exceed ............................................................
       (l3.)     The Loss Trigger Level % from Beginning Period to and including 12th Collection Period ? Y or N .               N/A
                                                                                                                    ----------------
       (l4.)     The Loss Trigger Level % from 13th Collection Period to and including 24th Collection
                 Period ? Y or N ..................................................................................               NO
                                                                                                                    ----------------
       (l5.)     The Loss Trigger Level % from 25th Collection Period and thereafter ?   Y or N ...................              N/A
                                                                                                                    ----------------
       (m5.)     Is there currently a Trigger Event which has not been cured for this payment date Y or N .........               NO
                                                                                                                    ----------------
       (m5.)     Is there currently an Event of Default for this payment date Y or N ..............................               NO
                                                                                                                    ----------------



III.             FLOW OF FUNDS:

       (1.)      The amount on deposit in Available Funds ......................................................... $  13,018,359.16
                                                                                                                    ----------------
       (2.)      Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased ... $      69,243.05
                                                                                                                    ----------------
       (3.)      Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2)  $  13,087,602.21
                                                                                                                    ----------------
       (4.)      Funds to the servicer, any Excluded Amounts-Residual Receipts .................................... $      93,327.09
                                                                                                                    ----------------
       (a.)      To the Trustee, trustee fees and expenses subject to an annual limit .............................               --
                                                                                                                    ----------------
       (b.)      To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts ............ $     250,836.97
                                                                                                                    ----------------
       (c.)      To the Servicer, the servicing fee then due and miscellaneous amounts, if any .................... $     190,855.70
                                                                                                                    ----------------


                 TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

       (d.)      To Class A, the total Class A Note Interest for the related interest accrual period. ............. $     963,515.69
                                                                                                                    ----------------
                        Interest on Class A-1 Notes ......................................  $    58,807.43
                                                                                            --------------
                        Interest on Class A-2 Notes ......................................  $   382,513.83
                                                                                            --------------
                        Interest on Class A-3 Notes ......................................  $   522,194.43
                                                                                            --------------
       (e.)      Interest on Class B Notes for the related interest accrual period ................................ $      85,432.38
                                                                                                                    ----------------
       (f.)      Interest on Class C Notes for the related interest accrual period ................................ $      57,896.65
                                                                                                                    ----------------
       (g.)      Interest on Class D Notes for the related interest accrual period ................................ $      30,191.37
                                                                                                                    ----------------

                 CLASS E INTEREST:

       (h1.)     If Class E Noteholder is not Originator, then Interest on Class E Notes for the related interest
                 accrual period or otherwise $0 ...................................................................               --
                                                                                                                    ----------------
       (h2.)     If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B, Class C and Class
                 D notes or otherwise $0 .................................................  $    97,810.72
                                                                                            --------------

                 TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

       (i1.)     Class A percentage ......................................................        0.699999
                                                                                            --------------
       (i2.)     To Class A, amount from reserve account, if any .........................              --
                                                                                            --------------
       (i3.)     To Class A, the Class A overdue principal, if any .......................              --
                                                                                            --------------
       (i4.)     To Class A, the Class A monthly principal payment amount ................  $ 8,894,050.60
                                                                                            --------------
       (i5.)     To Class A, the additional principal, if any, allocable from Class
                 E interest amount .......................................................  $    83,497.04
                                                                                            --------------
       (i6.)     To Class A, the additional principal, if any, allocable from Class
                 F floor amount ..........................................................              --
                                                                                            --------------
       (i7.)     Total principal payment to Class A  (i2-i6) .............................  $ 8,977,547.64
                                                                                            --------------
       (i8.)     Principal payment to Class A-1 Noteholders ....................................................... $   8,977,547.64
                                                                                                                    ----------------
       (i9.)     Principal payment to Class A-2 Noteholders .......................................................               --
                                                                                                                    ----------------
       (i10.)    Principal payment to Class A-3 Noteholders .......................................................               --
                                                                                                                    ----------------

       (j1.)     Class B percentage ......................................................       0.0599996
                                                                                            --------------
       (j2.)     To Class B, amount from reserve account, if any .........................              --
                                                                                            --------------
       (j3.)     To Class B, the Class B overdue principal, if any .......................              --
                                                                                            --------------
       (j4.)     To Class B, the Class B monthly principal payment amount ................  $   762,343.20
                                                                                            --------------
       (j5.)     To Class B, the additional principal, if any, allocable from Class E
                 interest amount .........................................................      $ 7,156.84
                                                                                            --------------
       (j6.)     To Class B, the additional principal, if any, allocable from Class F
                 floor amount ............................................................              --
                                                                                            --------------
       (j7.)     Total principal payment to Class B Noteholders (j2-j6) ........................................... $     769,500.04
                                                                                                                    ----------------

       (k1.)     Class C percentage ......................................................       0.0399997
                                                                                            --------------
       (j2.)     To Class C, amount from reserve account, if any .........................              --
                                                                                            --------------
       (k3.)     To Class C, the Class C overdue principal, if any .......................              --
                                                                                            --------------
       (k4.)     To Class C, the Class C monthly principal payment amount ................  $   508,228.38
                                                                                            --------------
       (k5.)     To Class C, the additional principal, if any, allocable from Class E
                 interest amount .........................................................  $     4,771.23
                                                                                            --------------
       (k6.)     To Class C, the additional principal, if any, allocable from Class F
                 floor amount ............................................................              --
                                                                                            --------------

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
       (k7.)     Total principal payment to Class C Noteholders (k2-k6) ........................................... $     512,999.61
                                                                                                                    ----------------

       (l1.)     Class D percentage .......................................................      0.0199999
                                                                                            --------------
       (l2.)     To Class D, amount from reserve account, if any ..........................             --
                                                                                            --------------
       (l3.)     To Class D, the Class D overdue principal, if any ........................             --
                                                                                            --------------
       (l4.)     To Class D, the Class D monthly principal payment amount ................. $   254,114.82
                                                                                            --------------
       (l5.)     To Class D, the additional principal, if any, allocable from Class E
                 interest amount .......................................................... $     2,385.61
                                                                                            --------------
       (l6.)     To Class D, the additional principal, if any, allocable from Class F
                 floor amount .............................................................             --
                                                                                            --------------
       (l7.)     Total principal payment to Class D Noteholders (l2-l6) ........................................... $    256,500.43
                                                                                                                    ----------------
       (m1.)     Class E percentage .......................................................      0.0499986
                                                                                            --------------
       (m2.)     To Class E, amount from reserve account, if any .......................... $           --
                                                                                            --------------
       (m3.)     To Class E, the Class E overdue principal, if any ........................             --
                                                                                            --------------
       (m4.)     To Class E, the Class E monthly principal payment amount ................. $   635,272.45
                                                                                            --------------          ----------------

       (m5.)     To Class E, the additional principal, if any, allocable from Class F
                 floor amount .............................................................             --
                                                                                            --------------
       (m6.)     Total principal payment to Class E Noteholders (m2-m5) ........................................... $    635,272.45
                                                                                                                    ----------------



                 TO THE RESERVE ACCOUNT:
       (4.)      The amount, if any, needed to maintain the amount in the reserve account at the required
                 reserve amount ................................................................................... $     263,726.19
                                                                                                                    ----------------


                 CLASS F PAYMENTS:

       (n1.)     Sub-Total of funds disbursed through the Reserve Account ................ $ 13,087,602.21
                                                                                            --------------
       (n2.)     Funds available to be paid to Class F ................................... $            --
                                                                                            --------------

       (n3.)     Class F percentage ......................................................       0.1300032
                                                                                            --------------
       (n4.)     Class F floor amount .................................................... $  9,405,070.31
                                                                                            --------------
       (n5.)     Class F principal balance before payment of principal on this payment date .................................................................... $ 29,774,254.92
                                                                                            --------------
       (n6.)     If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
       (n7.)     If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal
                 balance has been reduced to the Class F floor amount and (b) funds available ..................... $            --
                                                                                                                    ----------------
       (n8.)     If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0.....
                                                                                                                    ----------------

                 TO THE TRUSTEE:

       (7.)      To the Trustee, any fees and expenses not previously paid subject to a limit......................
                                                                                                                    ----------------

                 TO THE ISSUERS:

       (8.)      To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the
                 collection account after all payments are made above ............................................. $         (0.02)
                                                                                                                    ----------------


IV.              SERVICER ADVANCES

       (a.)      Aggregate amount of Servicer Advances at the beginning of the Collection Period .................. $   3,947,475.23
                                                                                                                    ----------------
       (b.)      Servicer Advances reimbursed during the Collection Period ........................................ $      20,318.65
                                                                                                                    ----------------
       (c.)      Amount of unreimbursed Service Advances to be reimbursed on the Settlement Date .................. $     250,836.97
                                                                                                                    ----------------
       (d.)      Servicer Advances made during the related Collection Period ...................................... $             --
                                                                                                                    ----------------
       (e.)      Aggregate amount of Servicer Advances at the end of the Collection Period ........................ $   3,676,319.61
                                                                                                                    ----------------
       (f.)      Amount of delinquent Scheduled Payments for which Servicer Advances were not made ................               --
                                                                                                                    ----------------


V.               RESERVE ACCOUNT

       (a.)      Amount on deposit at the beginning of the related Collection Period .............................. $   4,350,073.49
                                                                                                                    ----------------
       (b.)      Reserve Account initial deposit ..................................................................
                                                                                                                    ----------------
       (c.)      Amount of interest earnings reinvested for the related Monthly Period ............................ $             --
                                                                                                                    ----------------
       (d.)      Amounts used to cover shortfalls, if any,  for the related Collection Period .....................
                                                                                                                    ----------------
       (e.)      Amounts used as required in a Trigger Event , if any,  for the related Collection Period ......... $             --
                                                                                                                    ----------------
       (f.)      Amounts transferred in from the Collection Account, if applicable (line 4) ....................... $     263,726.19
                                                                                                                    ----------------
       (g.)      Interest earnings for the related Monthly Period ................................................. $      13,346.37
                                                                                                                    ----------------
       (h.)      Interest  earnings withdrawn and included as Available Funds for the related Monthly Period ...... $      13,346.37
                                                                                                                    ----------------
       (i.)      Amount on deposit at the end of the related Collection Period .................................... $   4,613,799.68
                                                                                                                    ----------------


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
       (j.)      Is the Required Reserve Amount equal to the balance in the Reserve Account as of the related
                 Collection period? Y or N                                                                                       N
                                                                                                                    ----------------


VI.              ADVANCE PAYMENTS

       (a.)      Beginning aggregate Advance Payments                                                               $  2,520,573.53
                                                                                                                    ----------------
       (b.)      Add:  Amount of Advance Payments collected during the related Collection Period                    $  1,869,984.92
                                                                                                                    ----------------
       (c.)      Add:  Investment earnings for the related  Collection Period                                       $            --
                                                                                                                    ----------------
       (d.)      Less: Amount of Advance Payments withdrawn for deposit into Facility Account                       $  2,095,041.99
                                                                                                                    ----------------
       (e.)      Ending aggregate Advance Payments                                                                  $  2,295,516.46
                                                                                                                    ----------------



       ADVANTA BANK CORP., AS SERVICER

       BY:                  /s/ KIRK WEILER

       TITLE:               V.P. Finance/Treasurer
                            -----------------------------

       DATE:                09/12/01
                            --------------------------




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